Exhibit 10.28


                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF
                     DEVELOPMENT AND LICENSE AGREEMENT

   This Assignment, Assumption and Amendment of the Development & License Agreement (this "Agreement") is entered into as of March 31, 1999 by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and SPYGLASS, INC. a Delaware corporation located at 1240 East Diehl Road, Naperville, Illinois 60653 ("Spyglass").

                                 RECITALS

        A. Pursuant to a Joint Development & License Agreement entered into by Microsoft and Navitel Communications, Inc. ("Navitel") dated July 7, 1997, as amended by that certain Amendment Number 1 to Joint Development & License Agreement dated January 23, 1998 (as amended, the "Original Agreement"), Navitel and Microsoft agreed to develop a software product which combines extensions to the Windows CE operating system and applications software for an Internet-enabled telephone.

        B. On November 23, 1998, Microsoft and Navitel entered into a Development and License Agreement (the "Existing Agreement") that amended and restated the Original Agreement. The Existing Agreement restructured the relationship between Navitel and Microsoft, clarified ownership of the technology developed under the Original Agreement and provided a master agreement establishing the basic terms and conditions under which Navitel would provide development, support and testing services to Microsoft.

        C. Spyglass intends to acquire Navitel and will thereby assume all of Navitel's obligations under the Existing Agreement.

      Now, therefore, in consideration of the mutual provisions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                 AGREEMENT

   1.   ASSIGNMENT AND ASSUMPTION

   1.1 Condition Precedent. The effectiveness of this Agreement is expressly contingent upon the purchase of 100% of all outstanding stock, whether common, preferred, non-voting or otherwise, in Navitel by Spyglass ("Acquisition") and the execution and effectiveness of all related documents to consummate the Acquisition. In the event that, for any reason, the Acquisition is not completed, this Agreement shall be null and void.

   1.2 Assignment and Assumption. Upon the Acquisition, Navitel will have assigned, transferred and conveyed to Spyglass and Spyglass thereby will have assumed all obligations set forth in the Existing Agreement. Provided the condition precedent in Section
        1.1 of this Agreement has been satisfied, Microsoft consents to such transfer, assignment and conveyance to Spyglass of the Existing Agreement pursuant to Section 14.5 of the Existing Agreement. All references in the Existing Agreement to "Navitel" shall be deemed to refer to "Spyglass."
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       Confidential Materials omitted and filed separately with the
     Securities and Exchange Commission.  Asterisks denote omissions.

   1.3 No Public Announcement. Neither party shall publicly announce the terms or existence of this Agreement without the express written consent of the other party. Either of the parties may make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the party so required to make the announcement, promptly upon learning of such requirement, notifies the other party of such requirement and discusses with the other party in good faith the exact wording of any such announcement.

   2.   AMENDMENT.

   2.1 Section 5. The following amendments shall be made to Section 5 of the Existing Agreement:

        2.1.1     The following provisions shall be added to the end  of
        Section 5.1:

             Spyglass understands that there may be additions, deletions or other changes which may affect the Specifications at any time during the term of any Work Plan and the Term of this Agreement. Upon notice of any such changes by Microsoft, Spyglass and Microsoft shall work together to make any necessary changes to the Specifications, and Spyglass shall alter the Work and the applicable Work Plan (if necessary) in order to accommodate any such changes to the Specifications. Changes within the scope of the Work, as identified in a Work Plan, shall be made only in writing executed by both parties. During the term of this Agreement, Spyglass will use best efforts to accept any new Work Plan proposed by Microsoft relating to Windows CE and will use commercially reasonable efforts to accept any other Work proposed by Microsoft. The parties agree that it is reasonable for Spyglass to increase its available personnel (including contractors) by ** per calendar quarter if necessary to staff Microsoft Work Plans. In the event Spyglass cannot accept a Work Plan for Windows CE for any year during the Term (as defined in Section 6.4 below), in which Spyglass has not invoiced Microsoft more than *** in Work, then the dollar amount of such proposed Work Plan shall be *** Microsoft's Minimum Payment obligation for the applicable year described in Section 6.4, below, except that such amount shall not be *** if the acceptance of such Work Plan would require Spyglass to increase the available personnel (including contractors) by more than *** in any calendar quarter beginning July 1, 1999. The base reference number for available personnel shall be the number of employees and contractors working for Navitel immediately preceding the Acquisition of Navitel by Spyglass.

   2.1.2 Section 5.8.4 of the Existing Agreement shall be deleted in its entirety and replaced with the following:


             2.1.1 If Spyglass fails  to deliver  any Deliverable  within the dates specified in a Work Plan and if any Errors discovered before acceptance cannot be eliminated in the correction period specified in the Work Plan or in Exhibit B of this Agreement if no correction period is specified in the Work Plan, then Microsoft may, at its
                  option:   (i) retain  the Deliverable  (including  any
                  applicable documentation) with rights as set forth  in
                  Section 3, and pay Spyglass for all outstanding payment milestones ***; (ii) extend the
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       Confidential Materials omitted and filed separately with the
     Securities and Exchange Commission.  Asterisks denote omissions.

             2.1.2 correction period;  or (iii) suspend  its  performance and/or terminate this Agreement or the applicable Work Plan for cause pursuant to Section 12.3, provided that Microsoft may not terminate the entire Agreement unless the failure occurs in a Work Plan valued at more than *** (other than Work Plan A-1) or the failure results in the termination of the *** Work
                  Plan valued  at less  than ***.   Notwithstanding  the
                  foregoing, in the event Microsoft terminates any Work Plan for cause pursuant to Section 12.3 and the Agreement remains in effect, the entire value of such Work Plan shall be *** for the applicable year.

        2.1.3     A new  Section 5.11  shall be  added to  the  Existing
        Agreement:

             5.11 Evaluation of  Services.    Spyglass  understands  and
                  agrees that it is obligated under this Agreement to provide Microsoft with high quality Work at all times during the term of this Agreement. In addition, Spyglass shall be responsible for initiating prompt and detailed communications with the appropriate Microsoft project leaders regarding any Errors discovered during the course of development of software code Deliverables. In the event that any such Errors are caused by a failure of Spyglass to provide high quality Work, then Microsoft shall be entitled (in addition to any other remedies it may have under this Agreement, at law or in equity) to
                  ***.

   2.2  Section 6.

        2.2.1 Sections 6.2 and 6.3 shall be deleted in their entirety and replaced with the following:

             2.3 Services. Microsoft agrees to pay Spyglass for work performed in accordance with the Work Plans based upon the Personnel Rate Schedule identified in the Work Plan, provided that Spyglass shall not exceed the maximum payable amount specified in any Work Plan without obtaining Microsoft's prior written approval.

             6.3 Invoices. Unless otherwise specified in a Work Plan, Spyglass shall invoice Microsoft by the *** business day of each month for the amounts due for work performed under any Work Plan in the prior month. Billing will be recorded in hourly increments by project, and any assigned Microsoft Internal Reference Number, sufficient for Microsoft to determine the number of hours each engineer worked on any given Microsoft project on each day. In the event that Microsoft provides a form to detail Spyglass billings, Spyglass agrees to utilize such forms as Microsoft may supply. Microsoft shall pay undisputed invoices *** of receiving each invoice. Microsoft shall be entitled to *** Services billed each month, subject to final approval of the Work associated with such Services upon completion of the project set forth in the applicable Work Plan. If Microsoft rejects any Work pursuant to Section 5.8 above, then Microsoft shall be entitled, in addition to any other remedies available, to ***. Invoices shall include reasonable supporting materials (not including any source code-type information, which is to be delivered as part of the Deliverables set forth in the Work Plan) documenting the Services performed by Spyglass.
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        Confidential Materials omitted and filed separately with the
     Securities and Exchange Commission.  Asterisks denote omissions.

      2.2     A new Section 6.4,  Section 6.5, Section 6.6,  Section
             6.7 and Section 6.8 shall be amended to read as follows:

             6.4 Minimum Payments. For a period of three (3) years from the date of this Agreement (the "Term"), Microsoft agrees that, provided Spyglass performs in accordance with the terms and conditions of this Agreement and the Agreement is not otherwise suspended or terminated, the aggregate yearly payments to Spyglass shall not fall below the following minimums ("Minimum Payments"):

                           Year 1: ***
                           Year 2: ***
                           Year 3: ***

             2.4 Minimum Payment Underage. If at the end of the first or second year of the Term, Microsoft has not met its Minimum Payment, then ***. In the event, ***, there remains a deficiency in the Minimum Payment, Spyglass may invoice Microsoft for such amount and Microsoft shall pay such amount pursuant to Section 6.3.

             2.5 Minimum Payment Overage. Any amount in excess of the Minimum Payment for the first or second year of the Term shall be ***.

             2.6 Personnel Rate Schedule Adjustments. The Personnel Rate Schedule shall increase at a rate of *** per year, effective April 1st of 2000 and 2001. Beginning on April 1, 2002, the parties agree to meet annually to establish the Personnel Rate Schedule for the upcoming year. Subsequent Personnel Rate Schedule adjustments shall be effective as of April 1st of the relevant year (e.g., by May 1, 2002 for the one year period commencing April 1, 2002 and ending March 31,
                  2003). In the event that the parties are unable to agree on a Personnel Rate Schedule adjustment by April 1st of the relevant year, then either party may ***, with the existing Personnel Rate Schedule remaining in effect through the date of termination. Any mutually agreed upon Personnel Rate Schedule, if agreed upon after April 1st of the relevant year, shall be retroactive to April 1st of such year.

             2.7 Support Work. For a period of *** from the date of the commercial release of a product containing any Work, Spyglass agrees to correct Errors identified by Microsoft in the Work pursuant to the Error correction schedule in Exhibit B. Microsoft shall pay Spyglass for such additional Work. This Section 6.8 shall apply to Work Plan A-1 and any subsequent Work Plans which explicitly incorporate this Section.

   2.8 Section 10. Section 10.1.5 shall be deleted in its entirety and replaced with the following:
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       Confidential Materials omitted and filed separately with the
     Securities and Exchange Commission.  Asterisks denote omissions.

             10.1.5    All  Work  (including   without  limitation   all
                  Deliverables) is original to Spyglass and does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party, provided, however, that this warranty does not apply with regard to any patent infringement necessitated by compliance with any Work Plan hereunder unless Spyglass had knowledge of such infringement;

   2.9  Section 12.

        2.4.1     Section 12.2 shall be deleted in its entirety.

        2.9.1 A new sentence shall be added to the end of Section 12.3 to read as follows:

             A failure to deliver pursuant to Section 5.8.4 above shall be considered material for purposes of termination of the applicable Work Plan, but a failure to deliver pursuant to
             Section 5.8.4 shall not be considered material for purposes of termination of this Agreement unless and until such failure occurs in a Work Plan valued at more than *** (other than Work Plan A-1) or the failure results in the termination of the third (or greater) Work Plan valued at less than ***.

   2.10 Exhibit D. The parties agree that the attached Exhibit D shall replace the Exhibit D attached to the Existing Agreement for successive Work Plans. The parties believe that all required personnel for current Microsoft Work Plans are covered by the current classifications contained in Exhibit D. The parties agree that in the event any subsequent Work Plan requires personnel not currently provided for in Exhibit D, the parties shall negotiate the rates of such personnel in good faith. The current Exhibit D shall continue to govern Work Plan A-1.

   2.5 Work Plan A-1. The parties agree that the "Schedule" Section of the Work Plan A-1 shall be revised as follows:

        The current estimate of the Due Dates and target Deliverables are as follows:

                 Date Due            Deliverable
                 ***                 ***
                 ***                 ***
                 ***                 ***
                 ***                 ***

         The Delivery Schedule is subject to change by agreement of both parties.

   3.   GENERAL.

   3.1 All capitalized terms not otherwise defined in this Agreement shall have the meanings given in the Existing Agreement.

   3.2 This Agreement amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Existing Agreement. Except as expressly amended by this Agreement, the Existing Agreement is in full force and effect.

   IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.


   MICROSOFT CORPORATION           SPYGLASS, INC.


   /s/ Greg Maffei                 /s/ Gary Vilchick
   By (Sign)                       By (Sign)

   Greg Maffei                     Gary Vilchick
   Name (Print)                    Name (Print)

   Chief Financial Officer         Executive Vice President & Chief
                                   Financial Officer
   Title                           Title

   March 31, 1999                  March 31, 1999
   Date                            Date

                 Reviewed by Microsoft Legal /s/______ 3-31-99
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          Confidential Materials omitted and filed separately with the
     Securities and Exchange Commission.  Asterisks denote omissions.

                                 EXHIBIT D

                          PERSONNEL RATE SCHEDULE

   As agreed in any applicable Work Plan, Spyglass will charge Microsoft at the applicable rate specified below for each hour of services rendered under a Work Plan by the associated Job Title using assigned Microsoft Internal Reference Numbers, if any.

   Job Title (Duties)               Hourly Rate

   General Manager                      ***
   Consulting Manager                   ***
   Architect                            ***
   Project Manager                      ***
   Lead Engineer                        ***
   Engineer                             ***
   QA Manager                           ***
   QA Engineer                          ***
   Technical Document Spec.             ***
   Systems Adminstration                ***